                                                                    Exhibit 10.4

                 SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENTS

           THIS SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENTS is made and entered into as of the 30th day of January, 1998, by and between FIRST TENNESSEE BANK NATIONAL ASSOCIATION, a national banking association ("Bank"), LANDAIR SERVICES, INC., a Tennessee corporation ("Borrower"), LANDAIR TRANSPORT, INC., a Tennessee corporation which is a wholly owned subsidiary of Borrower ("LTI"), LANDAIR INTERNATIONAL AIRLINES, INC., a Tennessee corporation which is a wholly owned subsidiary of Borrower ("LIA"), TRANSPORTATION PROPERTIES, INC., previously known as "Landair Properties, Inc.," a Tennessee corporation which is a wholly owned subsidiary of Borrower ("LPI"), and FORWARD AIR, INC., a Tennessee corporation which is a wholly owned subsidiary of Borrower ("FAI").

                                    RECITALS

                    A. Bank, Borrower, LTI and LIA have entered into that certain Loan Agreement dated as of October 17, 1994, providing for a loan in the amount of Eleven Million One Hundred Fifty-Two Thousand Dollars ($11,152,000.00) (the "Loan"), to finance the acquisition of equipment for use in the Borrower's operations and in the operations of LTI and LIA (the "Loan Agreement").

                    B. Bank has made the Loan to Borrower pursuant to various loan documents, among them a promissory note dated as of October 17, 1994, in the original principal amount of Eleven Million One Hundred Fifty-Two Thousand Dollars ($11,152,000.00) (the "Master Draw Note"), a security agreement securing the obligations of Borrower, LTI and LIA with respect to the Loan dated as of October 17, 1994, under which a security interest was and is granted in the aforesaid equipment (the "Security Agreement"), and the Loan Agreement. The Master Draw Note, the Security Agreement, the Loan Agreement and all other instruments executed in connection with the Loan, as now amended or as may be amended hereafter, are herein referred to collectively as the "Loan Documents." The equipment and other personal property in which a security interest was, is and may be hereafter, granted under the Security Agreement, as amended, are herein collectively referred to as the "Property."

                    C. LTI acquired and purchased additional equipment which was paid for by Loan proceeds as of October 20, 1994, as evidenced by a draw note and a first amendment to the Loan Agreement and to the Security Agreement, all dated as of October 20, 1994.

                    D. LTI acquired and purchased other additional equipment which was paid for by Loan proceeds as of December 23, 1994, as evidenced by a draw note and a second amendment to the Loan Agreement and to the Security Agreement, all dated as of December 23, 1994.

                    E. LTI acquired and purchased other additional equipment which was paid for by Loan proceeds as of May 24, 1995, as evidenced by a draw note and a third amendment to the Loan Agreement and to the Security Agreement, all dated as of May 24, 1995.

                    F. Bank, Borrower, LTI and LIA have previously and further amended certain other provisions of the Loan, the Master Draw Note, the Loan Agreement and the Security Agreement as evidenced by an amended, restated and replacement promissory note dated as of May 31, 1995, in the original principal amount of Fifteen Million Dollars ($15,000,000.00) which amended, restated and replaced the Master Draw Note (the "Replacement Note"), and as also evidenced by a fourth amendment to the Loan Agreement and to the Security Agreement and related loan modification documents, all dated as of May 31, 1995.

                    G. LTI acquired and purchased additional equipment which was paid for by loan proceeds evidenced by the Replacement Note as of December 22, 1995, as evidenced by a draw note and a fifth amendment to the Loan Agreement and to the Security Agreement, all dated as of December 22, 1995.

                    H. Bank and Borrower, LTI, LIA, LPI and FAI (the "Borrowing Entities") have agreed to extend the revolving credit period set forth in the Replacement Note and to modify other terms and provisions set forth in the Replacement Note and in the Loan Agreement and the Security Agreement, as previously amended by those amendment instruments described above. Such modifications to the Replacement Note are set forth in and evidenced by that certain restated, amended and replacement promissory note (the "Second Replacement Note") of even date herewith executed by the Borrowing Entities, payable to the order of Bank, and in the original principal amount of Fifteen Million Dollars ($15,000,000.00) (the "New Loan").

                    I. Bank and the Borrowing Entities desire (i) that the prompt and punctual payment of the Replacement Note, as amended, restated and replaced by the Second Replacement Note, be secured by the Loan Agreement and the Security Agreement, as amended by those amendment instruments described above, in accordance with the terms thereof and hereof, and (ii) to modify certain other provisions of the Loan Agreement and of the Security Agreement, as amended by those amendment instruments described above, as set forth herein.

                    J. The Replacement Note, as amended, restated and replaced by the Second Replacement Note, the Loan Agreement and the Security Agreement, as amended by those amendment instruments described above, this instrument, the Guaranties and all other instruments executed in connection with the Loan, as previously amended, and the New Loan are herein sometimes referred to collectively as the "Loan Documents."

                              TERMS AND CONDITIONS

           NOW, THEREFORE, in consideration of the foregoing and of the agreements set out in this instrument, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows.

           1. The foregoing RECITALS are agreed to by the parties and incorporated by reference herein.

           2. The Borrowing Entities have made and delivered the Second Replacement Note to Bank, and Bank has accepted the same in accordance with the provisions hereof and of the other Loan Documents.

           3. The Loan Documents are hereby amended to include the following:

                    (a) The "Aircraft Security Agreement" as described and defined in Section 1(a) of the Security Agreement shall now refer to the Aircraft Security Agreement as so defined as amended by second amendment instrument thereto dated May 31, 1995, and by third amendment instrument thereto of even date herewith.

                    (b) The "Committed Amount" as described and defined on page 1 of the Loan Agreement, as amended by those amendment instruments described above, shall refer to the New Loan amount.

                    (c) The "Guaranties" as described and defined in Section
1.13 of the Loan Agreement and in Recital III of the Security Agreement shall continue to refer to those guaranty agreements dated May 31, 1995, copies of which were attached as collective Exhibit B to the fourth amendment dated May 31, 1995, which shall remain in full force and effect, it being understood and agreed, however, that the primary obligations of the guarantors under said Exhibit B agreements with respect to the New Loan are as makers of the Second Replacement Note. All obligations of each Borrowing Entity as a "guarantor" under any Guaranty shall include all obligations of each and every Borrowing Entity under the Master Draw Note, the Line Note and all documents relating thereto (including this instrument).

                    (d) The "Line Note" as described and defined in Section 1.19 of the Loan Agreement shall now refer to the promissory note of the Borrowing Entities of even date herewith attached hereto as Exhibit A.

                    (e) The "Loan Agreement" as described and defined in Section
1.20 of the Loan Agreement and in Recital V of the Security Agreement shall now refer to the Loan Agreement, as amended by the amendment documents dated October 20, 1994, December 23, 1994, May 24, 1995, May 31, 1995, December 22, 1995, and
as further amended by this instrument.

                    (f) The "Loan" as described and defined in Recital I of the Security Agreement, as amended by those amendment instruments described above, shall now refer to the New Loan.

                    (g) The "Master Draw Note" as described and defined in
Section 1.22 of the Loan Agreement and in Recital II of the Security Agreement shall now refer to the promissory note of the Borrowing Entities of even date herewith attached hereto as Exhibit B, which evidences the New Loan.

                    (h) The "Security Agreement" as described and defined in
Section 1.31 of the Loan Agreement shall now refer to the Security Agreement, as amended by the amendment documents dated October 20, 1994, December 23, 1994, May 24, 1995, May 31, 1995, December 22, 1995, and as further amended by this instrument.

                    (i) The "Stated Interest Rate" as described and defined in
Section 2.3(a) of the Loan Agreement, as amended by those amendment instruments described above, shall now, with respect to all Draw Notes executed on this day and hereafter and the indebtedness evidenced thereby, refer to the lesser of the
(1) Maximum Rate, or (2) a per annum rate equal to (i) one hundred (100) "Basis Points" greater than (ii) the "LIBOR Rate" as such terms are defined in the Second Replacement Note. The "Stated Interest Rate" as described and defined in
Section 2.3(a) of the Loan Agreement shall, with respect to existing Draw Notes and the indebtedness evidenced thereby other than the Aircraft Draw Note which shall continue to bear interest at the fixed rate set forth therein, continue to have the meaning and definition set forth in Section 2.3(a) of the Loan Agreement, as previously amended with respect thereto.

                    (j) The date "December 25, 1993" found in Sections 5.3(a) and 5.3(b) of the Loan Agreement, as amended by those amendment instruments described above, is hereby changed to "December 31, 1996," and Borrower, LTI, LIA, LPI and FAI hereby confirm and ratify the truth and accuracy of the representations and warranties made by them in said Sections 5.3(a) and 5.3(b), as amended by those amendment instruments described above, with such change.

                    (k) The list of actions, suits and proceedings described in
Section 5.5 of the Loan Agreement and listed on Exhibit I to the Loan Agreement, as amended by those amendment instruments described above, is hereby supplemented and replaced by Exhibit C attached hereto, and Borrower, LTI, LIA, LPI and FAI hereby confirm and ratify the representations and warranties made by them in said Section 5.5, as amended by those amendment instruments described above, with such change.

                    (l) The amount "Twenty-Nine Million Dollars
($29,000,000.00)" found in Section 6.8 of the Loan Agreement, as previously amended to "Thirty-One Million Dollars ($31,000,000.00)" in the those amendment instruments described above, is hereby changed to "Forty Million Dollars ($40,000,000.00) until fiscal year end 1997 for the Borrower," and to a potentially higher (but not lower) number equal to "Forty Million Dollars ($40,000,000.00) plus seventy-five percent (75%) of after-tax profit in each fiscal year of Borrower thereafter until payment in full of the principal of and interest on the Borrower Loans," and Borrower, LTI, LIA, LPI and FAI hereby confirm and ratify the truth and accuracy of the representations and warranties made by them in said Section 6.8 with such changes.

                    (m) Section 6.10 of the Loan Agreement, as amended by the those amendment instruments described above, remains as amended by the fourth amendment instrument dated May 31, 1995, and Borrower, LTI, LIA, LPI and FAI hereby covenant and agree that each of them will, from the date hereof until payment in full of the principal of and interest on the Borrower

Loans, maintain the debt-to-equity ratio set forth in said fourth amendment and otherwise satisfy their covenants as set forth on Exhibit F to said fourth amendment.

           4. The Borrowing Entities each represent and warrant to Bank that the RECITALS set forth above are true and correct in all material respects and all representations and warranties to Bank given by any of them in any one or more of the Loan Documents are true and correct as of the date hereof. Similarly, Borrower, LTI, LIA, LPI and FAI hereby covenant and agree to fulfill all of their obligations and agreements made in the Loan Documents. Each Borrowing Entity agrees to pay directly, or reimburse Bank for, all reasonable expenses, including the reasonable fees and expenses of legal counsel, incurred in connection with the enforcement of any one or more of the Loan Documents and the collection of any amounts owing by any of the Borrowing Entities with respect thereto.

           5. Notwithstanding any provisions of the Loan Documents or any prior understanding or agreement of or by any one or more of the Borrowing Entities with Bank, as of the date of execution hereof, (a) the obligations of any one or more of the Borrowing Entities under any one or more of the Loan Documents, including the Guaranties, are intended to be secured by all the assets of each of the Borrowing Entities now or hereafter owned by any one or more of the Borrowing Entities and which assets are subject to the granting of a security interest under the laws of the State of Tennessee or any other state where any of the assets of any one or more of the Borrowing Entities may from time to time be located and the federal laws of the United States of America (the "Pledged Assets"), and in furtherance of the foregoing, each of the Borrowing Entities hereby pledges and grants a security interest in all right, title and interest of each of the Borrowing Entities in the Pledged Assets to and in favor of Bank, and (b) each of the Borrowing Entities hereby jointly and severally, agrees to pay and perform each and every obligation of payment and/or performance of any other Borrowing Entity under any one or more of the Loan Documents.

           6. Except as specifically modified hereby, the Loan Documents shall remain in full force and effect, and the same are hereby ratified and confirmed by the Borrowing Entities in all respects. In the event of any conflict between any provisions of any one or more of the Loan Documents, the provisions most favorable to Bank shall apply. This instrument is not intended to, and will not, effect a novation of the indebtedness evidenced by the Replacement Note outstanding as of the date the Replacement Note was amended, restated and replaced by the Second Replacement Note, nor are the liens of the security interests granted under the Security Agreement, as amended by the amendment instruments described above, intended to be released, altered, or changed in any manner except as specifically stated herein. All capitalized terms not otherwise defined herein shall have the same meanings as set forth in the Loan Agreement, as previously amended by the amendment instruments described above.

           7. As an inducement to Bank to make the New Loan, (a) the Borrowing Entities shall deliver, or cause to be delivered, to Bank the following: (i) certified resolutions of the board of directors of each of the Borrowing Entities authorizing this instrument and the other New Loan documents; (ii) an opinion of counsel and/or "certification of general counsel" and such other documentation, if any, as may be reasonably requested by Bank to satisfy Bank that this instrument and the other New Loan documents have been duly authorized, executed and delivered on behalf of each Borrowing Entity, and constitutes the valid and binding obligation of each of the Borrowing Entities; (iii) appropriate UCC-1 or UCC-3 Financing Statements as necessary to accomplish the purposes of this instrument; and (iv) UCC-11 lien searches as may be required by Bank evidencing no liens or encumbrances on any of the Pledged Assets of any of the Borrowing Entities except liens granted pursuant to the Borrower Loans, and liens or encumbrances, if any, approved by Bank; (b) the Borrowing Entities shall pay directly or reimburse Bank for all fees and expenses, including, but not limited to, any and all filing fees, recording fees, and reasonable expenses and fees of legal counsel, incurred in connection with the preparation and enforcement of this instrument and other New Loan documents; and (c) each Borrowing Entity shall execute and deliver to Bank all further documents and perform all other acts which Bank reasonably shall deem necessary or appropriate to perfect or protect the lien and security interests granted pursuant to the Borrower Loans.

           IN WITNESS WHEREOF, this Sixth Amendment to Loan and Security Agreements has been entered into by the parties hereto as of the day and year first above written.

"BANK"                                                 "BORROWER"

FIRST TENNESSEE BANK NATIONAL                   LANDAIR SERVICES, INC.
  ASSOCIATION


By: __________________________                  By: ______________________
    Name: ____________________                      Scott M. Niswonger,
    Title: ___________________                      President


                                                "LTI"

                                                LANDAIR TRANSPORT, INC.


                                                By: ______________________
                                                    Eddie R. Brown,
                                                    President

                                                "LIA"

                                                LANDAIR INTERNATIONAL
                                                AIRLINES, INC.


                                                By:  ______________________
                                                     Bruce A. Campbell,
                                                     President



                                                "LPI"

                                                TRANSPORTATION PROPERTIES,
                                                INC. previously known as
                                                Landair Properties, Inc.


                                                By:  ______________________
                                                     Bruce A. Campbell,
                                                     President



                                                "FAI"

                                                FORWARD AIR, INC.


                                                By:  ______________________
                                                     Bruce A. Campbell,
                                                     President